METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED NOVEMBER 30, 2009

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

The information appearing under “Non-interested Directors” in the section entitled “Directors and Officers” is supplemented as follows:

Name Address and Age	Current Position(s) with Fund	Position(s) Held Since	Principal Occupations Over Past Five Years, Including Other Directorships	Number of Portfolios in Fund Complex Overseen by Director
Keith M. Schappert Age: 58	Director	2009	Principal, Schappert Consulting LLC (since 2008); Executive Vice Chairman, Asset Management Regional Head, Americas, Credit Suisse (investment management) (2006 to 2007); President and Chief Executive Officer, Federated Investment Advisory Companies (2002 to 2006).	36

The information with respect to Artio Global Management LLC appearing under “Advisory Structure” in the section entitled “Advisory Arrangements” is deleted in its entirety and replaced with the following:

Artio Global Management LLC, subadviser to ARTIO INTERNATIONAL STOCK PORTFOLIO, is a registered investment adviser majority-owned by Artio Global Investors Inc. Artio Global Investors Inc. recently conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange on September 24, 2009. Currently, the public owns approximately 46.1% of the shares while GAM Holding Ltd. (formerly Julius Baer Holding Ltd.) of Zurich Switzerland owns approximately 27.9% of the shares. The remaining shares are either directly or indirectly owned or controlled by management and employees of Artio Global Management LLC, including its key portfolio managers, Richard Pell and Rudolph-Riad Younes. Artio Global Management LLC is located at 330 Madison Avenue, New York, NY 10017.

In the section entitled “Advisory Arrangements,” the subsection entitled “Subadvisory Fees” is revised to reflect that, effective January 1, 2010, MetLife Advisers pays BlackRock the following annual percentage rates for providing subadvisory services to BlackRock Bond Income Portfolio: 0.12% of the first $1 billion of the Portfolio’s average daily net assets and 0.08% of such assets over $1 billion.

In the section entitled “Advisory Arrangements,” the subsection entitled “Subadvisory Fees” is revised to reflect that, effective November 19, 2009, MetLife Advisers pays Pyramis the following annual percentage rates for providing subadvisory services to FI Mid Cap Opportunities Portfolio: 0.40% of the first $500 million of the Portfolio’s average daily net assets and 0.35% of such assets over $500 million.

In the section entitled “Advisory Arrangements,” the subsection entitled “Subadvisory Fees” is revised to reflect that, effective November 19, 2009, MetLife Advisers pays Jennison the following annual percentage rates for providing subadvisory services to Jennison Growth Portfolio: 0.40% of the first $300 million of the Portfolio’s average daily net assets, 0.35% of the next $500 million of such assets, 0.25% of the next $1 billion of such assets, and 0.22% of such assets over $1.8 billion.

In the section entitled “Advisory Arrangements,” the subsection entitled “Subadvisory Fees” is revised to reflect that, effective November 19, 2009, MetLife Advisers pays Western Asset the following annual percentage rates for providing subadvisory services to Western Asset Management Strategic Bond Opportunities Portfolio: 0.30% of the first $100 million of the Portfolio’s average daily net assets and 0.20% of such assets over $100 million.